EXHIBIT 99.1

       CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF SUMMIT BANCSHARES, INC.

     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended June 30, 2002 of Summit Bancshares, Inc. (the "Issuer").

I, Philip E. Norwood, the Chairman, President, and Chief Executive Officer of the Issuer certify that:

          (i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m(a) or 78o(d)); and

          (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: November 1, 2002


                                        /s/ Philip E. Norwood
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                                        Name:  Philip E. Norwood
                                        Title: Chairman, President and CEO

Subscribed and sworn to before me on this 1st day of November 2002.


                                        /s/ Karen S. Appel
                                        ----------------------------------------
                                        Name:  Karen S. Appel
                                        Title: Notary Public

My commission expires:  August 5, 2006